                                                                   EXHIBIT 10.61

                          FIRST MODIFICATION AGREEMENT

         THIS FIRST MODIFICATION AGREEMENT ("MODIFICATION") is made this ______ day of January, 2004, by BEN MAR, LLC, an Indiana limited liability company (the "OLD BORROWER"), having its principal place of business c/o The Linder Company, 8555 North River Road, Suite 375, Indianapolis, Indiana 46240, Attn: Gary I. Linder, RAMCO-MERCHANTS SQUARE LLC, a Delaware limited liability company, having its principal place of business c/o Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (the "NEW BORROWER"), for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("TIAA"), a New York corporation, having an address at 730 Third Avenue, New York, New York 10017 (the "LENDER").

                                    RECITALS:

         WHEREAS, Lender has made a loan (the "LOAN") to Old Borrower in the maximum amount of $25,000,000.00. To evidence the Loan, Old Borrower executed and delivered to Lender a Promissory Note (the "NOTE"), dated July 29, 1999 in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) to order of TIAA (this amount or so much as is outstanding from time to time is referred to as the "PRINCIPAL"). The Note, among other things, evidences the Old Borrower's current obligation to repay to the Lender with interest those amounts described in the Note. In order to secure the Note, Old Borrower executed and delivered to Lender,

                           (i) a certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, dated July 29, 1999, and recorded with Hamilton County, Indiana (the "RECORDER'S OFFICE") on August 2, 1999 as Document No. 199909945462, (the "MORTGAGE"), which currently encumbers Old Borrower's fee simple interest in the property and improvements located at 2160 East 166th Street, Carmel, Indiana as more particularly described therein and other property of Old Borrower (as further defined in the Mortgage, the "PROPERTY");

                           (ii) a certain Assignment of Rents and Leases, dated July 29, 1999, and recorded with the Recorder's Office on August 2, 1999, as Document No. 199909945463 (the "ASSIGNMENT OF RENTS AND LEASES"); and

                           (iii) those certain UCC-1 Financing Statements filed with the Secretary of State of Indiana and the Recorder's Office (the "FINANCING STATEMENTS").

The Note is further evidenced and secured by that certain (a) Environmental Indemnity dated July 29, 1999 executed by Gary I. Linder, (b) Guaranty dated July 29, 1999 executed by Gary I. Linder, and (c) Escrow and Security Agreement dated July 29, 1999 (the foregoing documents are collectively referred to herein as the "LOAN DOCUMENTS");

         WHEREAS, as of the date of this Modification, the Loan Documents have not been modified or amended;

         WHEREAS, immediately prior to the execution and delivery of this Modification, Old Borrower has conveyed (the "TRANSACTION") to New Borrower the Property;

         WHEREAS, New Borrower's sole member is Ramco-Gershenson Properties, L.P., a Delaware limited partnership ("RGPLP"), the general partner is Ramco-Gershenson Properties Trust, a Maryland real estate investment trust (the "GENERAL PARTNER"), which General Partner is a publicly traded company listed on the New York Stock Exchange and RGPLP's limited partners are comprised of various individuals and entities, including General Partner, which owns a majority of the limited partnership interests in RGPLP;

         WHEREAS, the parties hereto desire to amend the Loan Documents to reflect the Transaction and to modify the Mortgage in certain other respects; and

         WHEREAS, to induce Lender to consent to the Transaction, New Borrower desires to reaffirm its obligations under the Loan Documents.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing Recitals are incorporated in this Modification as if fully set forth therein. Any initially capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Mortgage.

         2. Lender acknowledges and consents to the Transaction as contemplated hereby in this Modification.

         3. Lender acknowledges the receipt of the one percent (1%) of the Note's principal balance as required under that certain letter from Lender's loan servicer to Ms. Catherine Clark, Vice President Acquisitions/Dispositions, Ramco-Gershenson Properties Trust dated November 7, 2003 (the "TRANSFER FEE"), and the payment of Lender's expenses in connection with the Transfer, including Lender's administrative fees.

         4. Lender certifies to New Borrower that as of the date hereof, the Loan Documents are in full force and effect; neither the Borrower or any guarantor or indemnitor is in default thereunder; and the Loan Documents have not been modified, supplemented or amended and constitute all of the material documents relating to the Note and the transaction contemplated thereby.

         5. As of the date hereof, the outstanding balance of the Note is $_______________. Old Borrower acknowledges that it has no existing and asserted (and no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Note or any other obligations under the Mortgage or any other document evidencing or securing the Note, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished. New Borrower acknowledges that it has no existing and asserted (and no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Note or any other obligations under the Mortgage or any other document evidencing or securing the Note, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished. The Loan Documents are ratified and confirmed hereby and are in full force and effect. New Borrower hereby assumes the obligations of Old Borrower under the Loan Documents.

         6. New Borrower represents, warrants and covenants that following the date of this Modification, the Property be managed by Ramco-Gershenson, Inc. (the "PROPERTY MANAGER"), a wholly owned subsidiary of RGPLP, and the Property shall continue to be managed by Property Manager unless as otherwise permitted by the Lender. Lender hereby approves Property Manager as the manager of the Property.

         7. New Borrower represents and warrants that the Transaction shall not result in the violation of Section 8.3 of the Mortgage.

         8. Section 12.1(b) of the Mortgage is hereby deleted in its entirety and shall be replaced by the following:

                  "(b)     Borrower represents, warrants and covenants that:

                           (i) Borrower is a Delaware limited liability company, the sole member of which is RGPLP.

                           (ii) RGPLP is a Delaware limited partnership whose sole general partner is the General Partner, owning one percent (1%) of the partnership interests in RGPLP as a general partner and ____ percent (__%) of the partnership interests in RGPLP as a limited partner (as of the date hereof). The balance of the partnership interests in RGPLP are all limited partnership interests and are held by numerous individuals and entities.

                  (The sole general partner and the limited partners of RGPLP are referred to as the "EXISTING PARTNERS".)

                           (iii) The General Partner is a publicly traded real estate investment trust currently traded on the New York Stock Exchange and is currently thousands of individual and entity shareholders.

         9. Section 12.2(b) of the Mortgage is hereby deleted in its entirety and replaced by the following:

                  "(b)     Upon compliance with the conditions set forth in the
                  preceding subsection, the following Transfers (the "PERMITTED TRANSFERS") may occur without Lender's prior consent:

                           (i) Transfers of limited partnership interests in RGPLP, provided that subsequent to the Transfer, the General Partner (or a transferee pursuant to a Permitted Transfer hereunder) remains as the sole general partner of RGPLP,

                           (ii) Transfers by the shareholders of General Partner, provided that subsequent to such transfer, the General Partner (or a transferee pursuant to a Permitted Transfer hereunder) is the sole general partner of RGPLP, and

                           (iii) Transfers of interests in the General Partner by means of merger, whether or not the General Partner is the surviving entity, so long as following such merger, the surviving entity having at least equivalent or better net worth and retail shopping center ownership and management experience to the General Partner."

         10. The Borrower's principal place of business shall be c/o Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034. The address for Borrower provided under Notice provisions under Section 17.1 of the Mortgage shall be replaced by the following:

                  "If to Old Borrower:     Ben Mar, LLC
                                           The Linder Company
                                           8555 North River Road, Suite 375
                                           Indianapolis, Indiana 46240
                                           Attn:  Gary I. Linder

                   If to New Borrower:     Ramco-Merchants Square LLC
                                           c/o Ramco-Gershenson Properties Trust
                                           27600 Northwestern Highway, Suite 200
                                           Southfield, Michigan 48034
                                           Attn:  Chief Financial Officer

                  With courtesy copies to:  Teachers Insurance and Annuity
                                            Association of America
                                            730 Third Avenue
                                            New York, New York 10017
                                            Attn:    Managing Director,
                                                     Portfolio-Midwest/Southwest
                                                     Mortgage and Real Estate
                                            TIAA Appl. #IN-223
                                            TIAA Mtge. #000453100

                                            and:

                                            Teachers Insurance and Annuity
                                            Association of America
                                            730 Third Avenue
                                            New York, New York 10017
                                            Attn:    Vice President and Chief
                                                     Counsel,
                                                     Investment Management Law
                                            TIAA Appl. #IN-223
                                            TIAA Mtge. #000453100

         11. New Borrower hereby certifies as follows as of the date hereof and at all times while the Loan is outstanding:

                  (a) New Borrower or its respective constituents or affiliates are in violation of any Laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the "EXECUTIVE ORDER"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the "PATRIOT ACT").

                  (b) None of New Borrower or its respective constituents or affiliates, any of their respective brokers or other agents acting or benefiting in any capacity in connection with the Loan is a "Prohibited Person" which is defined as follows:

                           (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism the Executive Order;

                           (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the
                                  provisions of, the Executive Order;

                           (iii) a person or entity with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order and the Patriot Act;

                           (iv) a person or entity who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order;

                           (v)    a person or entity that is named as a
                                  "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/tllsdn.pdf or at any replacement website or other replacement official publication of such list; and

                           (vi) a person or entity who is affiliated with a person or entity listed above.

                  (c) None of New Borrower or its respective affiliates or constituents, any of their respective brokers or other agents acting in any capacity in connection with the Loan is or will (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions sets forth in the Executive Order or the Patriot Act.

         12. New Borrower assumes all of the obligations under the Escrow and Security Agreement dated July 29, 1999.

         13. Lender acknowledges that, anything to the contrary set forth in the Loan Documents notwithstanding, New Borrower shall not be liable for any breach of warranty or misrepresentation made by Old Borrower under the Loan Documents, nor shall same be a default under the Loan Documents with respect to New Borrower; provided, however, the foregoing shall not release Old Borrower nor the guarantors or indemnitors of Old Borrower's obligations with respect to any such breach or misrepresentation.

         14. Section 10 of the Mortgage shall be modified by providing that all Financial Statement requirements for the Borrower shall be satisfied by providing the consolidated financial statements of General Partner, and that rather than a cash basis, such Financial Statements will be prepared on an accrual (GAAP) basis, provided that Borrower shall provide Lender with sufficient information to enable Lender to convert the accrual basis to cash basis Financial Statements.

         15. Lender hereby releases Old Borrower from its obligations under the Loan Documents with respect to matters, which arise from and after the date of this Modification. Lender hereby releases Gary I. Linder from his obligations under the Environmental Indemnity and Guaranty with respect to matters which arise from and after the date of this Modification.

         16. There is a state approved remediation plan (the "SARP") for the remediation of the contamination of the Property with the chemicals perchloroethylene and trichloroethylene (collectively "perc"). New Borrower agrees to perform the SARP as required by the terms hereof. Lender agrees that, so long as New Borrower is in compliance with the SARP and environmental laws with respect to the perc, that the presence on the Property of perc, shall not be an Event of Default under the Mortgage.

         17. This Modification does not create any new or further indebtedness and is not intended and shall not be construed to disturb, discharge, cancel, impair or extinguish the indebtedness and repayment obligations evidenced by the Note or any of the Loan Documents.

         18. This Modification may be executed in any number of identical counterparts, each of which for all purposes is to be deemed an original, but all of which constitute collectively one agreement.

         19. This Modification shall be governed by and construed in accordance with the internal laws of the State of Indiana

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed by and delivered as of the day and year first above written.

                                  OLD BORROWER:

                                  BEN MAR, LLC,
                                  an Indiana limited liability company

                                  By: ________________________________
                                      a ______________________________
                                      its General Partner

                                      By:      _______________________
                                               Name:
                                               Title:

                            [SIGNATURES ON NEXT PAGE]

                                  NEW BORROWER:

                                  RAMCO-MERCHANTS SQUARE LLC,
                                  a Delaware limited liability company

                                  By:     ___________________________
                                          Name:
                                          Title:

                            [SIGNATURES ON NEXT PAGE]

                                  LENDER:

                                  TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA,
                                  a New York corporation

                                  By:   _______________________________________
                                  Name: _______________________________________
                                  Title:_______________________________________

STATE OF INDIANA           )
                           )      ss
COUNTY OF ________________ )

         I, _____________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _________________________, the __________________ of BEN MAR, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as ________________ of such limited liability company as his/her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal, this ______ day of ___________, 2004.

                                  _____________________________________________
                                  Notary Public

My commission expires:

______________________

STATE OF ________________  )
                           )      ss
COUNTY OF _______________  )

         I, _____________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _________________________, the __________________ of RAMCO-MERCHANTS SQUARE LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as ________________ of such limited partnership as his/her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal, this ______ day of ___________, 2004.

                                  ____________________________________________
                                  Notary Public

My commission expires:

______________________

STATE OF NEW YORK          )
                           )      ss
COUNTY OF NEW YORK         )

         I, _____________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________, the Associate Director of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as Associate Director of such corporation as his/her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal, this ______ day of ____________, 2004.

                                  ______________________________________________
                                  Notary Public

My commission expires:

______________________